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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                 Date of report:
                                February 5, 2001


                       Advanced Systems International,Inc.



      Nevada                     000-25897                    38-3272986
  ---------------             ------------           -------------------
  (State or other              (Commission            (I.R.S. Employer
  jurisdiction of             File Number)           Identification No.)
  incorporation)

                         25300 Telegraph Road Suite 455
                              Southfield, MI 48034



                                  (248)263-0000



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ITEM 4.  CHANGES IN CERTIFYING ACCOUNTANT.

         (a)      Information Required by Item 304(a)(1) of Regulation S-B.

                  (i) On February 5, 2001, Advanced Systems International, Inc. (the "Company"), dismissed Grant Thornton, LLP("Grant Thornton") as the Company's independent public accountants.

                  (ii) The reports of Grant Thornton on the Company's financial statements for the fiscal years ended December 31, 1999 and December 31, 1998 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

                  (iii) The decision to change accountants was recommended by the Audit Committee of the Board of Directors of the Company, and approved by the Board of Directors of the Company.

                  (iv) In connection with the audits of the Company's financial statements for each of the fiscal years ended December 31, 1999 and December 31, 1998, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference to such matter in connection with its report.

                  (v) During the two most recent fiscal years and through the date of dismissal there have been no reportable events (as defined in Regulation S-B Item 304(a)(1)(v)).

         (b) On February 5, 2001 the Audit Committee of the Board of Directors recommended the engagement of Deloitte & Touche LLP ("Deloitte & Touche") as the Company's independent public accountants for its fiscal year ending December 31, 2000 and this decision was approved by the Board of Directors of the Company on February 5, 2001. During the two most recent fiscal years and through the date of engagement, the Company has not consulted with Deloitte & Touche on items regarding either: (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the financial statements; or (3) the subject matter of any disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-B) or reportable event (as defined in Item 304(a)(1)(v) of Regulation S-B) with the Company's former auditor.

         The Company has furnished Grant Thornton with a copy of the foregoing disclosure and requested Grant Thornton to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the foregoing statements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)     Financial statements of business acquired

                 Not applicable

         (b)     Pro forma financial information

                 Not applicable

         (c)     Exhibits

                 16 Letter from Grant Thornton LLP to the Securities and Exchange Commission dated March 9, 2001.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Advanced Systems International, Inc.


                                     By:   /s/  Robert C. DeMerell
                                         ---------------------------------------
                                              Robert C. DeMerell
                                              Chief Financial Officer,
                                              Secretary and Treasurer



Dated:  March 9, 2001



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                               Index to Exhibits


Exhibit
Number                   Description
------                   -----------

  16 Letter from Grant Thornton LLP to the Securities and Exchange Commission dated March 9, 2001 regarding change in certifying accountant.